UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2021
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MUFG Americas Holdings Corporation
(Exact name of registrant as specified in its charter)
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Delaware 001-15081 94-1234979
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

1251 Avenue of the Americas
New York, NY 10020
(Address of principal executive offices) (Zip Code)

Tel. (212) 782-6800
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01 Regulation FD Disclosure.

On September 21, 2021, MUFG Americas Holdings Corporation (the “Company”), together with its parent corporations Mitsubishi UFJ Financial Group, Inc. (“MUFG”) and MUFG Bank, Ltd. (“MUFG Bank”), issued a joint press release announcing the entry into a Share Purchase Agreement on September 21, 2021 by and among MUFG, the Company and U.S. Bancorp (“USB”) for the sale by the Company to USB of 100% of the issued and outstanding shares of the common stock of MUFG Union Bank, N.A. (“Union Bank”), a wholly-owned subsidiary of the Company and a national banking association (the “Stock Sale”).

The Union Bank businesses that will be transferred to USB through the Stock Sale will not include the Global Corporate and Investment Banking (“GCIB”) business, Global Markets business to the extent related to the GCIB business (transactions with clients and investors) that is currently run by Union Bank, and certain assets and liabilities that are part of shared middle and back office functions. Such businesses, and the customer assets and liabilities related to such businesses (including related transactions with such customers) are planned to be transferred to MUFG Bank’s U.S. branches or its affiliates prior to the completion of the Stock Sale.

A copy of the Company’s joint press release is attached as Exhibit 99.1 to this Report.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Number	Description	Method of Filing
99.1	Joint Press Release, dated September 21, 2021	Furnished herewith

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MUFG AMERICAS HOLDINGS CORPORATION
Date: September 21, 2021	By:	/s/ MICHAEL F. COYNE
MICHAEL F. COYNE General Counsel

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